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                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

                  Mortgage Loan Purchase Agreement, dated as of December 18, 2002 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2002-C7, Commercial Mortgage Pass-Through Certificates, Series 2002-C7. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 11, 2002, between the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

                  The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

                  In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have
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an aggregate principal balance of $664,532,137 (the "Initial UBS Pool Balance")
as of the close of business on December 11, 2002 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 27, 2002 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 57.29% Percentage Interest in each of the Class R-I, Class R-II, Class R-III and a 41.18% Percentage Interest in the Class R-LR Certificates (all such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

               SECTION 2. Conveyance of Mortgage Loans.

               (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights and the right to receive the Retained Assumption Fee). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

               (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

               (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

               (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each assignment of UCC Financing Statement, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as



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the case may be, with copies of such returned assignments to be delivered by the
Trustee to the Master Servicer on a monthly basis; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

               The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

               (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are not required to be part of the Mortgage File, (c) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (d) are in the possession or under the control of the Seller, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

               (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

               (g) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

               (h) The Seller has retained the right to receive the Retained Assumption Fee. In connection therewith, the Seller acknowledges and consents to the servicing and administration of the Harcourt Complex Mortgage Loan, including, without limitation, in respect of the Retained Assumption Fee, as provided in the Pooling and Servicing Agreement.

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               SECTION 3. Representations, Warranties and Covenants of Seller
and Additional Party.

               (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

                    (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                    (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

                    (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

                    (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

                    (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent,

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     approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                    (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

                    (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

               In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                    (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                    (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                    (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
     (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or

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     qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                    (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                    (v) Neither the Seller nor anyone acting on its behalf has
     (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of
     Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

                    (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

                    (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                    (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

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                    (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

               (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

               SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

                    (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                    (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                    (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                    (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

               SECTION 5. Notice of Breach; Cure; Repurchase.

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               (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

               In connection with any repurchase of a Mortgage Loan that is an Early Defeasance Mortgage Loan pursuant to this Section 5(a), the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

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               (b) If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

               It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

               (c) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

               SECTION 6. Repurchase of Early Defeasance Mortgage Loans. If the Purchaser or the Master Servicer notifies the Seller or the Additional Party that the borrower under any of the Mortgage Loans that are Early Defeasance Mortgage Loans intends to defease the related Early Defeasance Mortgage Loan prior to the second anniversary of the date of initial issuance of the Certificates, the Seller shall promptly repurchase the affected Early Defeasance Mortgage Loan prior to its being defeased by the subject borrower, with such repurchase to be made at the related Purchase Price in accordance with the directions of the Master Servicer. Upon the repurchase of a Mortgage Loan that is an Early Defeasance Mortgage Loan pursuant to this Section 6, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

               SECTION 7. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Sections 5 and 6 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

               SECTION 8. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 A.M., New York City time, on the Closing Date.

               The Closing shall be subject to each of the following conditions:

               (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

               (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

               (c) All documents specified in Section 9 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

               (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

               (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 9. Closing Documents. The Closing Documents shall consist of the following:

               (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

               (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

               (c) The Indemnification Agreement duly executed by the parties thereto;

               (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

               (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

               (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

               (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-

Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

               (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

               (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

               (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

               (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

               (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

               (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               SECTION 10. Costs. An amount equal to 57.29% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

               SECTION 11. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof (other than the right to receive the Retained Assumption Fee), and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

               SECTION 12. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               SECTION 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

               SECTION 14. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

               SECTION 16. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

               SECTION 17. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 18. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

               SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               SELLER
                               ------

                               UBS WARBURG REAL ESTATE
                               INVESTMENTS INC.

                               By: /s/ Robert Pettinato
                                  --------------------------------------------
                                   Name: Robert Pettinato
                                   Title: Director

                               By: /s/ Brad Cohen
                                  --------------------------------------------
                                   Name: Brad Cohen
                                   Title: Director

                              Address for Notices:
                              1285 Avenue of the Americas, 11th Floor
                              New York, New York  10019
                              Attention:  Ahmed Alali
                              Telecopier No.:  (212) 713-8518

                              ADDITIONAL PARTY
                              ----------------

                              UBS PRINCIPAL FINANCE LLC

                              By:  /s/ Robert Pettinato
                                  --------------------------------------------
                                   Name: Robert Pettinato
                                   Title: Director

                              By:  /s/ Brad Cohen
                                  --------------------------------------------
                                   Name: Brad Cohen
                                   Title: Director

                              Address for Notices:
                              1285 Avenue of the Americas, 11th Floor
                              New York, New York  10019
                              Attention:  Ahmed Alali
                              Telecopier No.:  (212) 713-8518

                              PURCHASER
                              ---------

                              STRUCTURED ASSET SECURITIES
                              CORPORATION II

                              By:  /s/ Tracy Dembicer
                                  --------------------------------------------
                                   Name:  Tracy Dembicer
                                   Title:    Senior Vice President

                              Address for Notices:
                              Structured Asset Securities Corporation II
                              745 Seventh Avenue
                              New York, New York 10019
                              Attention: Scott Lechner
                              Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 [See Attached]

   MORTGAGE LOAN NUMBER     PROPERTY NAME
             3              Westfield Shoppingtown Independence
             4              205 East 42nd Street
             5              Two Fordham Square
             6              655 Third Avenue
             7              Ballston Tower
             8              675 Third Avenue
            10              Harcourt Complex
            11              Camden Creekside
            13              Camden Harbor
            14              Moreno Valley Plaza
            16              Kaufman Astoria 14
            18              Banner Building
            19              Plaza 2020 Office Building
            22              McFadden Industrial Center
            24              Can Am Seven
            30              Winfield Park Apartments
            31              O'Connor Meltzer Industrial Portfolio
            32              Best Western Ocean View Resort
            38              Civic Towers
            39              Strathmore Estates Apartments
            41              Green View Apartments
            42              Brick Professional Plaza
            43              425 East 61st Street
            44              1000 Van Ness Parking Garage
            45              Kay Realty Building
            47              Millwood Business Center
            48              179 & 183 Corporate Crossings
            49              Southern Hills Apartments
            52              Jogani Multifamily Portfolio - Park View Apartments
            53              Westwood Center
            56              100 South Street
            57              Venice Art Block
            58              South Jefferson Industrial
            59              Royal Megansett Nursing and Retirement Home
            60              Jogani Multifamily Portfolio - Park Pointe Apartments
            64              Rite Aid - Rosamond
            69              Walgreens Boca Raton
            70              Walgreens Columbus
            71              Doral Distribution Center
            72              Walgreens Indianapolis
            75              Jogani Multifamily Portfolio - Shadow Springs Apartments
            78              Walgreens Alabama
            82              Pic 'N' Save
            85              Eckerd Wappingers Falls
            87              Eckerd Burlington
            89              Eckerd Tampa
            90              831 Third Avenue
            91              Maplewood Apartments
            92              2401 Van Buren Street and 2435 Van Buren Street
            93              Tropicana - Topaz Plaza
            95              Maine Multifamily Portfolio - Washington House Apartments
            97              Eckerd Highpoint
            99              Abbott Manor Apartments and Oasis Apartments
            100             Rite Aid - Barboursville
            104             Rite Aid - Lafayette
            106             Champion Apartments
            107             2019 Jackson Street
            108             450 78th Street
            109             Hollis Medical Building
            110             Walmart Supercenter Outparcel
            111             Maine Multifamily Portfolio - Sherwood Forest Apartments
            112             2700 Johnson Street
            113             Maine Multifamily Portfolio - Meadowbrook Apartments
            114             Maine Multifamily Portfolio - Lisbon Village Apartments
            115             Maine Multifamily Portfolio - Island Apartments


   MORTGAGE LOAN NUMBER     ADDRESS                                                                       CITY               STATE
             3              3500 Orleander Drive                                                          Wilmington         NC
             4              201-205 East 42nd Street                                                      New York           NY
             5              2501 Grand Concourse                                                          Bronx              NY
             6              655 Third Avenue                                                              New York           NY
             7              671 North Glebe Road                                                          Arlington          VA
             8              675 Third Avenue                                                              New York           NY
            10              19500 Bulverde Road                                                           San Antonio        TX
            11              8857 Creekside Way                                                            Highlands Ranch    CO
            13              9000 Las Vegas Boulevard South                                                Las Vegas          NV
            14              23583-23965 Sunnymead Boulevard, 12591-12595 Heacock Street                   Moreno Valley      CA
            16              35-39 37th Street                                                             Astoria            NY
            18              1701 Research Boulevard                                                       Rockville          MD
            19              2020 Camino Del Rio North                                                     San Diego          CA
            22              1669-1815 Wilshire Avenue, 1714-1790 McFadden Avenue, 1261-1277 Lyon Street   Santa Ana          CA
            24              3301 and 3303 Terminal Drive                                                  Raleigh            NC
            30              7700 Corporate Drive                                                          Houston            TX
            31              Various                                                                       Various            NY
            32              414 North Prom                                                                Seaside            OR
            38              1855 Northwest 15th Avenue                                                    Miami              FL
            39              601 Cresent Drive                                                             Savannah           GA
            41              10011 South Nob Hill Circle                                                   Tamarac            FL
            42              1608 Route 88                                                                 Brick              NJ
            43              425 East 61st Street                                                          New York           NY
            44              1000 Van Ness Avenue                                                          San Francisco      CA
            45              5673-5691 Broadway                                                            Riverdale          NY
            47              358 Saw Mill River Road                                                       Millwood           NY
            48              179 & 183 Sully's Trail                                                       Perinton           NY
            49              1094 Craft Road & 1087 Whitaker Drive                                         Memphis            TN
            52              511 South Park View Street                                                    Los Angeles        CA
            53              2180 Westwood Boulevard                                                       Los Angeles        CA
            56              100 South Street                                                              Providence         RI
            57              1201-1285 Electric Avenue                                                     Venice             CA
            58              1550, 1560, 1566 & 1578 Bowcroft Street                                       Los Angeles        CA
            59              209 County Road                                                               Falmouth           MA
            60              211 South Lafayette Park Place                                                Los Angeles        CA
            64              2547 West Rosamond Boulevard                                                  Rosamond           CA
            69              3900 North Federal Highway                                                    Boca Raton         FL
            70              3015 East Livingston                                                          Columbus           OH
            71              10400 Northwest 33rd Street                                                   Miami              FL
            72              6191 North Keystone Avenue                                                    Indianapolis       IN
            75              38110 5th Street East                                                         Palmdale           CA
            78              3025 Allison Bonnet Memorial Drive                                            Hueytown           AL
            82              7151 Vassar Avenue                                                            Los Angeles        CA
            85              1604 Route 9                                                                  Wappingers Falls   NY
            87              2127 Chapel Hill Road                                                         Burlington         NC
            89              7920 Gunn Highway                                                             Tampa              FL
            90              831 Third Avenue                                                              New York           NY
            91              200 South Central Avenue                                                      Nanuet             NY
            92              Various                                                                       Hollywood          FL
            93              2615-2635 Tropicana Avenue                                                    Las Vegas          NV
            95              809 Washington Street                                                         Bath               ME
            97              1691 Westchester Drive                                                        High Point         NC
            99              Various                                                                       Various            FL
            100             6401 US Route 60 East                                                         Barboursville      WV
            104             509 College Street                                                            Lafayette          TN
            106             9270 East Bay Harbor Drive                                                    Bay Harbor Islands FL
            107             2019 Jackson Street                                                           Hollywood          FL
            108             450 78th Street                                                               Brooklyn           NY
            109             190-02 Jamaica Avenue                                                         Jamaica            NY
            110             2213 South Loop 256                                                           Palestine          TX
            111             3 and 20 Mountain View Road                                                   Skowhegan          ME
            112             2700 Johnson Street                                                           Hollywood          FL
            113             6-44 Meadowbrook Road                                                         Livermore Falls    ME
            114             9 Gartely Street                                                              Lisbon             ME
            115             2 Island Avenue                                                               Fairfield          ME



   MORTGAGE LOAN NUMBER       ZIP CODE       CUT-OFF DATE BALANCE        MONTHLY P&I PAYMENT   MORTGAGE RATE
             3                   28403           74,000,000.00               427,809.61           5.6640
             4                   10017           52,000,000.00               296,556.62           5.5400
             5                   10468           49,908,575.60               299,775.26           6.0000
             6                   10017           44,500,000.00               253,784.03           5.5400
             7                   22203           41,208,935.41               247,314.59           6.0000
             8                   10017           40,000,000.00               228,120.48           5.5400
            10                   78259           30,500,000.00               188,310.08           6.0800
            11                   80126           23,600,000.00               105,282.22           5.2800
            13                   89123           20,864,000.00                93,076.62           5.2800
            14                   92553           19,000,000.00               123,233.64           6.7500
            16                   11101           18,000,000.00               120,905.07           7.0950
            18                   20850           16,000,000.00                95,928.08           6.0000
            19                   92108           15,600,000.00                98,705.23           6.5100
            22                   92705           14,223,944.05                85,435.95           6.0000
            24                   27604           12,283,212.31                81,977.69           6.3600
            30                   77036            9,525,061.85                52,658.15           5.2500
            31                 Various            8,991,623.79                56,001.21           6.3500
            32                   97138            8,971,940.31                67,684.42           7.7000
            38                   33125            7,475,000.00                46,512.12           6.3500
            39                   31404            7,300,000.00                45,661.93           6.4000
            41                   33321            6,590,000.00                38,667.03           5.8000
            42                   08724            6,560,000.00                39,838.04           6.1200
            43                   10021            6,250,000.00                44,173.70           7.0000
            44                   94109            6,138,754.79                36,872.36           6.0000
            45                   10463            6,000,000.00                37,122.72           6.2960
            47                   10546            5,794,496.73                35,711.60           6.2500
            48                   14534            5,784,190.69                37,369.48           6.0000
            49                   38116            5,600,000.00                33,863.40           6.0800
            52                   90057            5,450,000.00                32,291.07           5.8900
            53                   90025            5,275,226.81                33,373.19           6.5000
            56                   02903            5,035,827.83                33,362.17           6.9500
            57                   90291            4,995,844.60                33,030.40           6.9300
            58                   90016            4,995,255.81                30,785.86           6.2500
            59                   02556            4,854,041.67                43,684.83           9.5000
            60                   90057            4,800,000.00                28,439.85           5.8900
            64                   93560            4,343,200.75                35,121.92           6.5700
            69                   33432            3,760,717.81                21,989.03           5.7500
            70                   43209            3,698,885.11                23,296.42           6.4500
            71                   33172            3,671,579.72                22,867.16           6.3500
            72                   46220            3,606,736.51                22,817.66           6.5000
            75                   93550            3,500,000.00                20,737.39           5.8900
            78                   35023            3,321,875.40                20,580.85           6.3000
            82                   91303            3,035,485.10                20,109.98           6.9500
            85                   12590            2,852,635.78                19,997.54           7.5000
            87                   27215            2,707,666.74                17,577.01           6.7500
            89                   33625            2,629,000.00                17,490.80           7.0000
            90                   10022            2,545,839.94                16,117.74           6.5000
            91                   10954            2,318,000.00                14,423.42           6.3500
            92                   33020            2,270,000.00                13,319.29           5.8000
            93                   89120            2,245,996.67                15,185.41           6.5000
            95                   04530            2,198,000.00                18,101.34           6.2200
            97                   27262            2,075,000.00                13,805.03           7.0000
            99                   33154            1,995,000.00                11,705.00           5.8000
            100                  25504            1,982,774.72                16,814.46           7.0700
            104                  37083            1,590,584.35                12,862.49           6.5700
            106                  33154            1,350,000.00                 7,912.17           5.8000
            107                  33020            1,290,000.00                 7,569.11           5.8000
            108                  11209            1,257,944.44                 7,964.06           6.5000
            109                  11423            1,148,231.01                 7,458.88           6.7500
            110                  75801            1,039,050.65                 6,539.35           6.4500
            111                  04254              983,000.00                 8,095.37           6.2200
            112                  33020              920,000.00                 5,398.13           5.8000
            113                  04254              809,000.00                 6,662.41           6.2200
            114                  04250              676,000.00                 5,567.11           6.2200
            115                  04437              634,000.00                 6,644.04           6.2200



   MORTGAGE LOAN NUMBER     REMAINING TERM TO MATURITY     MATURITY-ARD     REMAINING AMORTIZATION TERM     INTEREST ACCRUAL BASIS
             3                           120                12/11/2012                  360                        Act/360
             4                           120                12/11/2012                  360                        Act/360
             5                           118                10/11/2012                  358                        Act/360
             6                           120                12/11/2012                  360                        Act/360
             7                            59                11/11/2007                  359                        Act/360
             8                           120                12/11/2012                  360                        Act/360
            10                           118                10/11/2012                  340                        Act/360
            11                            61                 1/11/2008                  N/A                        Act/360
            13                            61                 1/11/2008                  N/A                        Act/360
            14                            60                12/11/2007                  360                        Act/360
            16                           120                12/11/2012                  360                        Act/360
            18                           108                12/11/2011                  360                        Act/360
            19                           120                12/11/2012                  360                        Act/360
            22                           118                10/11/2012                  358                        Act/360
            24                           119                11/11/2012                  299                        Act/360
            30                            59                11/11/2007                  359                        Act/360
            31                           119                11/11/2012                  359                        Act/360
            32                           117                 9/11/2012                  297                        Act/360
            38                           120                12/11/2012                  360                        Act/360
            39                            60                12/11/2007                  360                        Act/360
            41                           120                12/11/2012                  360                        Act/360
            42                           120                12/11/2012                  360                        Act/360
            43                            60                12/11/2007                  300                        Act/360
            44                            58                10/11/2007                  358                        Act/360
            45                           120                12/11/2012                  360                        Act/360
            47                            83                11/11/2009                  359                        Act/360
            48                           118                10/11/2012                  298                        Act/360
            49                           120                12/11/2012                  360                        Act/360
            52                           120                12/11/2012                  360                        Act/360
            53                           119                11/11/2012                  359                        Act/360
            56                           119                11/11/2012                  359                        Act/360
            57                           119                11/11/2012                  359                        Act/360
            58                           119                11/11/2012                  359                        Act/360
            59                            84                12/11/2009                  264                        Act/360
            60                           120                12/11/2012                  360                        Act/360
            64                           207                 3/10/2020                  207                        30/360
            69                           118                10/11/2012                  358                        Act/360
            70                           118                10/11/2012                  358                        Act/360
            71                           119                11/11/2012                  359                        Act/360
            72                           119                11/11/2012                  359                        Act/360
            75                           120                12/11/2012                  360                        Act/360
            78                           119                11/11/2012                  359                        Act/360
            82                           119                11/11/2012                  359                        Act/360
            85                           116                 8/11/2012                  356                        Act/360
            87                           119                11/11/2012                  359                        Act/360
            89                           120                12/11/2012                  360                        Act/360
            90                           118                10/11/2012                  358                        Act/360
            91                           120                12/11/2012                  360                        Act/360
            92                           120                12/11/2012                  360                        Act/360
            93                           119                11/11/2012                  299                        Act/360
            95                           120                12/11/2012                  192                        Act/360
            97                           120                12/11/2012                  360                        Act/360
            99                           120                12/11/2012                  360                        Act/360
            100                          202                10/10/2019                  202                        30/360
            104                          207                 3/10/2020                  207                        30/360
            106                          120                12/11/2012                  361                        Act/360
            107                          120                12/11/2012                  360                        Act/360
            108                          118                10/11/2012                  358                        Act/360
            109                          118                10/11/2012                  358                        Act/360
            110                          119                11/11/2012                  359                        Act/360
            111                          120                12/11/2012                  192                        Act/360
            112                          120                12/11/2012                  360                        Act/360
            113                          120                12/11/2012                  192                        Act/360
            114                          120                12/11/2012                  192                        Act/360
            115                          120                12/11/2012                  132                        Act/360



   MORTGAGE LOAN NUMBER    ADMINISTRATIVE COST RATE    PRIMARY SERVICING FEE       GROUND LEASE?   MORTGAGE LOAN SELLER
             3                       0.0315                     0.03                 Fee Simple            UBS
             4                       0.0315                     0.03                 Fee Simple            UBS
             5                       0.0315                     0.03                 Fee Simple            UBS
             6                       0.0315                     0.03                 Fee Simple            UBS
             7                       0.0315                     0.03                 Fee Simple            UBS
             8                       0.0315                     0.03                 Fee Simple            UBS
            10                       0.0315                     0.03                 Fee Simple            UBS
            11                       0.0315                     0.03                 Fee Simple            UBS
            13                       0.0315                     0.03                 Fee Simple            UBS
            14                       0.0315                     0.03                 Fee Simple            UBS
            16                       0.0315                     0.03                 Fee Simple            UBS
            18                       0.0315                     0.03                 Fee Simple            UBS
            19                       0.0315                     0.03                 Fee Simple            UBS
            22                       0.0315                     0.03                 Fee Simple            UBS
            24                       0.0315                     0.03                 Fee Simple            UBS
            30                       0.0315                     0.03                 Fee Simple            UBS
            31                       0.0315                     0.03                 Fee Simple            UBS
            32                       0.0315                     0.03                 Fee Simple            UBS
            38                       0.0315                     0.03                 Fee Simple            UBS
            39                       0.0315                     0.03                 Fee Simple            UBS
            41                       0.0315                     0.03                 Fee Simple            UBS
            42                       0.0315                     0.03                 Fee Simple            UBS
            43                       0.0315                     0.03                 Fee Simple            UBS
            44                       0.0315                     0.03                 Fee Simple            UBS
            45                       0.0315                     0.03                 Fee Simple            UBS
            47                       0.0315                     0.03                 Fee Simple            UBS
            48                       0.0315                     0.03                 Fee Simple            UBS
            49                       0.0565                    0.055                 Fee Simple            UBS
            52                       0.0315                     0.03                 Fee Simple            UBS
            53                       0.0315                     0.03                 Fee Simple            UBS
            56                       0.0315                     0.03                 Fee Simple            UBS
            57                       0.0315                     0.03                 Fee Simple            UBS
            58                       0.0315                     0.03                 Fee Simple            UBS
            59                       0.0315                     0.03                 Fee Simple            UBS
            60                       0.0315                     0.03                 Fee Simple            UBS
            64                       0.0315                     0.03                 Fee Simple            UBS
            69                       0.0315                     0.03                 Fee Simple            UBS
            70                       0.0315                     0.03                 Fee Simple            UBS
            71                       0.0315                     0.03                 Fee Simple            UBS
            72                       0.0315                     0.03                 Fee Simple            UBS
            75                       0.0315                     0.03                 Fee Simple            UBS
            78                       0.0315                     0.03                 Fee Simple            UBS
            82                       0.0315                     0.03                 Fee Simple            UBS
            85                       0.0315                     0.03                 Fee Simple            UBS
            87                       0.0315                     0.03                 Fee Simple            UBS
            89                       0.0315                     0.03                 Fee Simple            UBS
            90                       0.0315                     0.03                 Fee Simple            UBS
            91                       0.0315                     0.03                 Fee Simple            UBS
            92                       0.0315                     0.03                 Fee Simple            UBS
            93                       0.0315                     0.03                 Fee Simple            UBS
            95                       0.0315                     0.03                 Fee Simple            UBS
            97                       0.0315                     0.03                 Fee Simple            UBS
            99                       0.0315                     0.03                 Fee Simple            UBS
            100                      0.0315                     0.03                 Fee Simple            UBS
            104                      0.0315                     0.03                 Fee Simple            UBS
            106                      0.0315                     0.03                 Fee Simple            UBS
            107                      0.0315                     0.03                 Fee Simple            UBS
            108                      0.0315                     0.03                 Fee Simple            UBS
            109                      0.0315                     0.03                 Fee Simple            UBS
            110                      0.0315                     0.03                 Fee Simple            UBS
            111                      0.0315                     0.03                 Fee Simple            UBS
            112                      0.0315                     0.03                 Fee Simple            UBS
            113                      0.0315                     0.03                 Fee Simple            UBS
            114                      0.0315                     0.03                 Fee Simple            UBS
            115                      0.0315                     0.03                 Fee Simple            UBS



   MORTGAGE LOAN NUMBER          DEFEASANCE                                 ARD MORTGAGE LOAN       ANTICIPATED REPAYMENT DATE
             3                   Defeasance                                 Yes                                12/11/2012
             4                   Defeasance                                 Yes                                12/11/2012
             5                   Defeasance/Prepayment Penalty              Yes                                10/11/2012
             6                   Defeasance                                 Yes                                12/11/2012
             7                   Defeasance/Prepayment Penalty              Yes                                11/11/2007
             8                   Defeasance                                 Yes                                12/11/2012
            10                   Defeasance                                 Yes                                10/11/2012
            11                   Defeasance                                 No
            13                   Defeasance                                 No
            14                   Defeasance                                 Yes                                12/11/2007
            16                   Defeasance                                 No
            18                   Yield Maintenance/Prepayment Penalty       Yes                                12/11/2011
            19                   Defeasance                                 No
            22                   Defeasance                                 No
            24                   Defeasance                                 Yes                                11/11/2012
            30                   Defeasance                                 No
            31                   Defeasance                                 Yes                                11/11/2012
            32                   Defeasance                                 No
            38                   Defeasance                                 No
            39                   Prepayment Penalty                         No
            41                   Defeasance                                 No
            42                   Defeasance                                 Yes                                12/11/2012
            43                   Defeasance                                 No
            44                   Defeasance                                 No
            45                   Defeasance                                 No
            47                   Defeasance/Prepayment Penalty              No
            48                   Defeasance                                 No
            49                   Defeasance                                 No
            52                   Defeasance                                 No
            53                   Defeasance                                 No
            56                   Defeasance                                 No
            57                   Defeasance                                 Yes                                11/11/2012
            58                   Defeasance                                 Yes                                11/11/2012
            59                   Defeasance                                 No
            60                   Defeasance                                 No
            64                   Defeasance                                 No
            69                   Defeasance                                 Yes                                10/11/2012
            70                   Defeasance                                 Yes                                10/11/2012
            71                   Defeasance                                 No
            72                   Defeasance                                 Yes                                11/11/2012
            75                   Defeasance                                 No
            78                   Defeasance                                 No
            82                   Defeasance                                 No
            85                   Defeasance                                 No
            87                   Defeasance                                 No
            89                   Defeasance                                 Yes                                12/11/2012
            90                   Defeasance                                 No
            91                   Defeasance                                 No
            92                   Defeasance                                 No
            93                   Defeasance                                 No
            95                   Defeasance                                 No
            97                   Defeasance                                 Yes                                12/11/2012
            99                   Defeasance                                 No
            100                  Defeasance                                 No
            104                  Defeasance                                 No
            106                  Defeasance                                 No
            107                  Defeasance                                 No
            108                  Defeasance                                 No
            109                  Defeasance                                 No
            110                  Defeasance                                 No
            111                  Defeasance                                 No
            112                  Defeasance                                 No
            113                  Defeasance                                 No
            114                  Defeasance                                 No
            115                  Defeasance                                 No



   MORTGAGE LOAN NUMBER                      ARD SPREAD                        CREDIT LEASE LOAN (TENANT, GUARANTOR OR RATED PARTY)
             3                5%+ Greater of (Contract Rate or Treasury)       No
             4                            Contract Rate + 2%                   No
             5             2% + Greater of (Contract Rate or Treasury Rate)    No
             6                            Contract Rate + 2%                   No
             7             2% + Greater of (Contract Rate or Treasury Rate)    No
             8                            Contract Rate + 2%                   No
            10             2% + Greater of (Contract Rate or Treasury Rate)    No
            11                                     0                           No
            13                                     0                           No
            14                            Contract Rate + 2%                   No
            16                                     0                           No
            18             2% + Greater of (Contract Rate or Treasury Rate)    No
            19                                     0                           No
            22                                     0                           No
            24             2% + Greater of (Contract Rate or Treasury Rate)    No
            30                                     0                           No
            31             2% + Greater of (Contract Rate or Treasury Rate)    No
            32                                     0                           No
            38                                     0                           No
            39                                     0                           No
            41                                     0                           No
            42             2% + Greater of (Contract Rate or Treasury Rate)    No
            43                                     0                           No
            44                                     0                           No
            45                                     0                           No
            47                                     0                           No
            48                                     0                           No
            49                                     0                           No
            52                                     0                           No
            53                                     0                           No
            56                                     0                           No
            57              2% + Greater of (Contract Rate or Treasury Rate)   No
            58              2% + Greater of (Contract Rate or Treasury Rate)   No
            59                                     0                           No
            60                                     0                           No
            64                                     0                           No
            69              2% + Greater of (Contract Rate or Treasury Rate)   No
            70              2% + Greater of (Contract Rate or Treasury Rate)   No
            71                                     0                           No
            72              2% + Greater of (Contract Rate or Treasury Rate)   No
            75                                     0                           No
            78                                     0                           No
            82                                     0                           No
            85                                     0                           No
            87                                     0                           No
            89              2% + Greater of (Contract Rate or Treasury Rate)   No
            90                                     0                           No
            91                                     0                           No
            92                                     0                           No
            93                                     0                           No
            95                                     0                           No
            97              2% + Greater of (Contract Rate or Treasury Rate)   No
            99                                     0                           No
            100                                    0                           No
            104                                    0                           No
            106                                    0                           No
            107                                    0                           No
            108                                    0                           No
            109                                    0                           No
            110                                    0                           No
            111                                    0                           No
            112                                    0                           No
            113                                    0                           No
            114                                    0                           No
            115                                    0                           No



   MORTGAGE LOAN NUMBER         CROSS COLLATERALIZED     MORTGAGE LOAN SELLER LOAN ID
             3                  No                                   7001
             4                  No                                   7003
             5                  No                                   9237
             6                  No                                   7005
             7                  No                                   9066
             8                  No                                   7006
            10                  No                                   9225
            11                  Yes (E)                              9401b
            13                  Yes (E)                              9401c
            14                  No                                   8981
            16                  No                                   9187
            18                  No                                   9276
            19                  No                                   7834
            22                  No                                   9271
            24                  No                                   9112
            30                  No                                   9536
            31                  Yes (A)                              9038
            32                  No                                   9086
            38                  No                                   9304
            39                  No                                   9293
            41                  No                                   9142a
            42                  No                                   9256
            43                  No                                   9426
            44                  No                                   9222
            45                  No                                   9317
            47                  No                                   9079
            48                  No                                   9175
            49                  No                                   9232
            52                  No                                   9319
            53                  No                                   9199
            56                  No                                   9072
            57                  No                                   8546
            58                  No                                   9220
            59                  No                                   5724
            60                  No                                   9318
            64                  No                                   9999c
            69                  No                                   9227
            70                  No                                   9228
            71                  No                                   8306
            72                  No                                   9339
            75                  No                                   9320
            78                  No                                   9233
            82                  No                                   9002
            85                  No                                   9015
            87                  No                                   9140
            89                  No                                   9273
            90                  No                                   8979
            91                  No                                   9379
            92                  Yes (D)                              9142b
            93                  No                                   9223
            95                  Yes (B)                              9229a
            97                  No                                   9274
            99                  Yes (C)                              9142c
            100                 No                                   9999a
            104                 No                                   9999b
            106                 No                                   9142d
            107                 No                                   9142e
            108                 No                                   9156
            109                 No                                   9075
            110                 No                                   9290
            111                 Yes (B)                              9229b
            112                 No                                   9142f
            113                 Yes (B)                              9229c
            114                 Yes (B)                              9229d
            115                 Yes (B)                              9229e

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

               (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in December 2002.

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto and exclusive of the Retained Assumption Fee; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Except as set forth on
     Schedule I-v, the Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. Except as set forth on Schedule I-v, if such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause
     (B) of this sentence, the related Mortgagor or such other Person may instead be responsible for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, to the actual knowledge of the Seller, no such claim has been asserted.

               (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject; (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property identified therein or on a schedule attached thereto, which is owned by the Mortgagor and is used in, and reasonably necessary to, the operation of the related Mortgaged Property.

               (ix) Financing Statements. If the related Mortgaged Property is operated as a hospitality property, the Seller has, or has caused to be, filed and/or recorded, or submitted for filing and/or recording, in appropriate public filing and recording offices, all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being generally consistent with the practices of prudent commercial mortgage lenders) (which personal property includes all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property) that are owned by the related Mortgagor and located at, and necessary or material to the operation of, the subject Mortgaged Property, to the extent perfection may be effected pursuant to applicable law by recording or filing.

               (x) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage and all ground rents that prior to the related Due Date in December 2002 became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage, that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (xi) No Material Damage. As of the date of origination of each Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) any condemnation awards will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xii) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances, or there is a binding commitment or binding pro forma from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance policy, if issued; and neither the Seller nor, to the best of the Seller's knowledge, any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and
     (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

               (xiii) Property Insurance. As of the date of its origination and, to the best of the Seller's knowledge, as of the Closing Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) "all risk" or fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to the lesser of (i) 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property and
     (ii) the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, (B) except as set forth on
     Schedule I-xiii, business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related Mortgage Loan documents require that the related insurance policies provide that they may not be terminated without at least 10 days' prior notice to the mortgagee and, to the Seller's knowledge, it has not received any such notice; the related insurance certificates (other than those limited to liability protection) name the mortgagee and its successors as mortgagee or loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the related Due Date in December 2002; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the rights of the lessor under any related Ground Lease, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan. Notwithstanding anything to the contrary in this paragraph (xiii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property located in or around the region in which the Mortgaged Property is located.

               (xiv) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage

     Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller on this Exhibit B. If the Seller had knowledge of any material default, breach, violation or event of acceleration under any of such documents, the Seller has not waived any such material default, breach, violation or event of acceleration. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

               (xvi) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

               (xvii) Subordinate Debt. Except as set forth on Schedule I-xvii, each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund).

               (xviii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

               (xix) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation section 1.860G-1(b)(2).

               (xx) Environmental Conditions. Except as set forth on Schedule I-xx, one or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then
     (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

               (xxi) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxii) Bankruptcy. As of the date of origination of such Mortgage Loan, to the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding.

               (xxiii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

               (xxiv) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

               (xxv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxvi) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or direct controlling interest therein, is directly encumbered in connection with subordinate financing. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on Schedule I-xxvi, then certain direct controlling equity holders in the related Mortgagor have the right to incur, or are known to the Seller to have incurred, debt secured by their ownership interest in the related Mortgagor.

               (xxvii) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

               (xxviii) Mortgagor Concentration. Such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

               (xxix) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (a) terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by mortgagee in any manner, and (b) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (a) and/or (b), to an extent or in a manner that in any such event materially and adversely interferes with the mortgagee's realization of the principal benefits and/or security intended to be provided by such document or instrument.

               (xxx) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

               (xxxi) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property and was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 110% of the amount of such Mortgage Loan allocated to the related Mortgaged Property subject to the release.

               (xxxii) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

               (xxxiii) Property Financial Statements. The related Mortgagor has covenanted in the Mortgage Loan documents to deliver to the mortgagee quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

               (xxxiv) Single Purpose Entity. Except as set forth on Schedule I-xxxiv, (A) if such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and (B) if such Mortgage Loan has a Cut-off Date Balance less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing for so long as such Mortgage Loan is outstanding.

               (xxxv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

               (xxxvi) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

               (xxxvii) Originator Duly Authorized. To the extent required under applicable law, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

               (xxxviii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

               (xxxix) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

               (xl) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, the related Mortgagor has obtained flood hazard insurance.

               (xli) Engineering Assessments. Except as set forth on Schedule I-xli, one or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xlii) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

               (xliii) Licenses, Permits and Authorizations. Except as set forth on Schedule II-xlii, the related Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliv) Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

               (xlv) Fee Simple. Except as set forth on Schedule I-xlv, such Mortgage Loan is secured in whole or in material part by a fee simple interest.

               (xlvi) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

               (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

               (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G) based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

               (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

               (I) such Ground Lease has a currently effective term (exclusive of any unexercised extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related

                    Mortgage Loan;

               (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

               (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

               (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

               (xlvii) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage,
     (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

               (xlviii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlix) Defeasance. Except as set forth on Schedule I-xlix, if such Mortgage Loan is a Defeasance Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

               (l) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to Wachovia, in its capacity as a primary servicer, or (C) as has been terminated.

               (li) Mechanics' and Materialmen's Liens. To the Seller's knowledge, as of origination (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

               (lii) Due Date. The Due Date for such Mortgage Loan is scheduled to be the tenth day or the eleventh day of each month.

               (liii) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liv) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (lv) No Ownership Interest in Mortgagor. The Seller has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

               (lvi) No Undisclosed Common Ownership. Except as set forth on
     Schedule I-lvi, to the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership except to the extent that such common ownership has been specifically disclosed in the Mortgage Loan Schedule.

               (lvii) Mortgage Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

               (lviii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

               (lix) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

               (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

               (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

               (lx) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                             SCHEDULE I TO EXHIBIT B

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

CONTROL
 NUMBER                       PROPERTY                            ISSUE
 ------                       --------                            -----
EXCEPTIONS TO REPRESENTATION (V):                                                     LOAN DOCUMENT STATUS
---------------------------------------------------------------------------------------------------------------------------

11               Camden - Creekside                              In lieu of primary liability under the environmental
                                                                 indemnity, the borrower and the principals obtained
                                                                 an AIG Secured Creditor Policy for the benefit of
                                                                 Lender.  The principals are secondarily liable on the
                                                                 environmental indemnity in the event that Lender
                                                                 fails to recover under the Secured Creditor Policy.
---------------- ----------------------------------------------- ----------------------------------------------------------

13               Camden - Harbor                                 In lieu of primary liability under the environmental
                                                                 indemnity, the borrower and the principals obtained
                                                                 an AIG Secured Creditor Policy for the benefit of
                                                                 Lender.  The principals are secondarily liable on the
                                                                 environmental indemnity in the event that Lender
                                                                 fails to recover under the Secured Creditor Policy.
---------------- ----------------------------------------------- ----------------------------------------------------------

16               Kaufman Astoria 14                              In lieu of primary liability under the environmental
                                                                 indemnity, the borrower obtained an AIG Secured Creditor
                                                                 Policy for the benefit of Lender. The borrower, and not a
                                                                 principal, will be secondarily liable on the environmental indemnity in the event that Lender fails to recover under
                                                                 the Secured Creditor Policy.


---------------- ----------------------------------------------- ----------------------------------------------------------

39               Strathmore Estates Apartments                   The mortgage loan is recourse to a principal of the
                                                                 borrower.
---------------- ----------------------------------------------- ----------------------------------------------------------

57               Venice Art Block                                The mortgage loan is recourse to a principal of the
                                                                 borrower, subject to a limitation of 10% of the
                                                                 principal amount of the mortgage loan.
---------------------------------------------------------------------------------------------------------------------------



CONTROL
 NUMBER                       PROPERTY                            ISSUE
 ------                       --------                            -----
---------------------------------------------------------------------------------------------------------------------------

78               Walgreens Alabama                               The mortgage loan is recourse to a principal of the
                                                                 borrower until certain punchlist items in the
                                                                 Walgreens space are completed.
---------------- ----------------------------------------------- ----------------------------------------------------------

82               Pic n Save                                      In lieu of primary liability under the environmental
                                                                 indemnity, the borrower and the principals obtained
                                                                 an AIG Secured Creditor Policy for the benefit of
                                                                 Lender.  A principal (which is an entity with a
                                                                 $10,000,000 net worth covenant) is secondarily liable
                                                                 on the environmental indemnity in the event that
                                                                 Lender fails to recover under the Secured Creditor
                                                                 Policy.

---------------- ----------------------------------------------- ----------------------------------------------------------

109              Hollis Medical                                  The mortgage loan is recourse to a principal of the
                                                                 borrower.
---------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XIII):  PROPERTY INSURANCE
---------------------------------------------------------------------------------------------------------------------------

64               Rite - Aid - Rosamond                           Business interruption insurance is not specifically
                                                                 required.
---------------- ----------------------------------------------- -------------------------------------------------------

69               Walgreens - Boca Raton                          Business interruption insurance is not specifically
                                                                 required.
---------------- ----------------------------------------------- -------------------------------------------------------

70               Walgreens - Columbus                            Business interruption insurance is not specifically
                                                                 required.
---------------- ----------------------------------------------- -------------------------------------------------------

72               Walgreens - Indianapolis                        Business interruption insurance is not specifically
                                                                 required

---------------- ----------------------------------------------- -------------------------------------------------------

78               Walgreens - Alabama                             Business interruption insurance is not specifically
                                                                 required

---------------- ----------------------------------------------- -------------------------------------------------------

100              Rite Aid - Barboursville                        Business interruption insurance is not specifically
                                                                 required
---------------- ----------------------------------------------- -------------------------------------------------------

104              Rite Aid - Lafayette                            Business interruption insurance is not specifically
                                                                 required
------------------------------------------------------------------------------------------------------------------------


CONTROL
 NUMBER                       PROPERTY                            ISSUE
 ------                       --------                            -----
------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XVII):  SUBORDINATE DEBT
------------------------------------------------------------------------------------------------------------------------

11               Camden - Creekside                              Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $3,279,000 was incurred.  The
                                                                 subordinate mortgage is subject to a complete
                                                                 standstill agreement.  The subordinate lender must
                                                                 obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
---------------- ----------------------------------------------- -------------------------------------------------------

13               Camden - Harbor                                 Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $3,704,000 was incurred.  The
                                                                 subordinate mortgage is subject to a complete
                                                                 standstill agreement.  The subordinate lender must
                                                                 obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XX):  ENVIRONMENTAL CONDITIONS
------------------------------------------------------------------------------------------------------------------------

59              Royal Megansett Nursing and Retirement Home      Environmental Report performed more than 12 months
                                                                 before the Cut-off Date.
--------------- ------------------------------------------------ -------------------------------------------------------

100             Rite Aid Barboursville                           Environmental Report performed more than 12 months
                                                                 before the Cut-off Date.
--------------- ------------------------------------------------ -------------------------------------------------------

104             Rite Aid Lafayette                               Environmental Report performed more than 12 months
                                                                 before the Cut-off Date.

EXCEPTIONS TO REPRESENTATION (XXVI):  DUE ON ENCUMBRANCE
------------------------------------------------------------------------------------------------------------------------

11               Camden Creekside                                Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $3,279,000 was incurred.  The
                                                                 subordinate mortgage is subject to a complete
                                                                 standstill agreement.  The subordinate lender must
                                                                 obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
------------------------------------------------------------------------------------------------------------------------


CONTROL
 NUMBER                       PROPERTY                            ISSUE
 ------                       --------                            -----
------------------------------------------------------------------------------------------------------------------------

13               Camden Harbor                                   Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $3,704,000 was incurred.  The
                                                                 subordinate mortgage is subject to a complete
                                                                 standstill agreement.  The subordinate lender must
                                                                 obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
------------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXXIV):  SINGLE PURPOSE ENTITY
------------------------------------------------------------------------------------------------------------------------

38             Civic Towers                                      The borrower on the Civic Towers loan has incurred
                                                                 unsecured sub-debt in the amount of $700,000 from an
                                                                 affiliate of the borrower. The sub-debt is subject to
                                                                 an intercreditor agreement.  In addition, the
                                                                 sub-debt has been collaterally assigned to the lender.
-------------- ------------------------------------------------- -------------------------------------------------------

64             Rite Aid - Rosamond                               Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
-------------- ------------------------------------------------- -------------------------------------------------------

95             Maine Multifamily Portfolio - Washington House    The borrower on has incurred unsecured sub-debt from
               Apartments                                        an affiliate of the borrower in the amount of
                                                                 $155,000.  The sub-debt is subject to an
                                                                 intercreditor agreement.

-------------- ------------------------------------------------- -------------------------------------------------------

100            Rite Aid - Barboursville                          Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
-------------- ------------------------------------------------- -------------------------------------------------------

104            Rite Aid - Lafayette                              Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
-------------- ------------------------------------------------- -------------------------------------------------------

111            Maine Multifamily Portfolio - Sherwood Forest     The borrower has incurred unsecured sub-debt from an
               Apartments                                        affiliate of the borrower in the amounts of
                                                                 $275,000.  The sub-debt is subject to an
                                                                 intercreditor agreement.
-------------- ------------------------------------------------- -------------------------------------------------------

114            Maine Multifamily Portfolio - Lisbon Village      The borrower has incurred unsecured sub-debt from an
               Apartments                                        affiliate of the borrower in the amount of $265,000.
                                                                 The sub-debt is subject to an intercreditor agreement.
------------------------------------------------------------------------------------------------------------------------

CONTROL
 NUMBER                       PROPERTY                            ISSUE
 ------                       --------                            -----
------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLI):  ENGINEERING ASSESSMENTS
------------------------------------------------------------------------------------------------------------------------

59             Royal Megansett Nursing and Retirement Home       The engineering assessment was performed more than 12
                                                                 months prior to the Cut-off Date
-------------- ------------------------------------------------- -------------------------------------------------------

69             Walgreens Boca Raton                              No engineering assessment was performed
-------------- ------------------------------------------------- -------------------------------------------------------

100            Rite Aid Barboursville                            The engineering assessment was performed more than 12
                                                                 months prior to the Cut-off Date
-------------- ------------------------------------------------- -------------------------------------------------------

204            Rite Aid Lafayette                                The engineering assessment was performed more than 12
                                                                 months prior to the Cut-off Date
------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLV):  FEE SIMPLE
------------------------------------------------------------------------------------------------------------------------

48             179 & 183 Corporate Crossing                      The mortgage loan is secured by a leasehold mortgage
                                                                 as well as a fee mortgage.
------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XLIX):  DEFEASANCE
------------------------------------------------------------------------------------------------------------------------

64             Rite Aid - Rosamond                               Defeasance is permitted prior to the second
                                                                 anniversary of the Closing Date.
-------------- ------------------------------------------------- -------------------------------------------------------

100            Rite Aid - Barboursville                          Defeasance is permitted prior to the second
                                                                 anniversary of the Closing Date.
-------------- ------------------------------------------------- -------------------------------------------------------

104            Rite Aid - Lafayette                              Defeasance is permitted prior to the second
                                                                 anniversary of the Closing Date
------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LVI):  NO UNDISCLOSED COMMON OWNERSHIP
------------------------------------------------------------------------------------------------------------------------

               See attached Schedule lvi for common ownership
-------------- ------------------------------------------------- -------------------------------------------------------

                                  Schedule lvi

                                                                             % OF
LOAN                                                                         CURRENT
NUMBER     LOAN NAME                                        CURRENT BALANCE  BALANCE   SPONSOR
-----------------------------------------------------------------------------------------------------------------------------------
DURST PORTFOLIO
7003       205 East 42nd Street                             $52,000,000.00             The Durst Buildings Corporation
7005       655 Third Avenue                                 $44,500,000.00             The Durst Buildings Corporation
7006       675 Third Avenue                                 $40,000,000.00             The Durst Buildings Corporation
                                                            ------------------
                                                            $136,500,000.00  11.50%

DELTA PORTFOLIO
9401b      Delta Portfolio - Camden Creekside Apartments    $23,600,000.00             Michael Dana, James Haber
9401c      Delta Portfolio - Camden Harbor Apartments       $20,864,000.00             Michael Dana, James Haber
                                                            ------------------
                                                            $44,464,000.00   3.74%

FLORIDA PORTFOLIO:
9142a      Green View Apartments                            $6,590,000.00              David Ellner, Rachel Ellner, Marcus Ellner
9142b      2401 Van Buren Street and 2435 Van Buren Street  $2,270,000.00              David Ellner, Rachel Ellner, Marcus Ellner
9142b1     2401 Van Buren Street                            N/A                        N/A
9142b2     2435 Van Buren Street                            N/A                        N/A
9142c      Abbott Manor Apartments and Oasis Apartments     $1,995,000.00              David Ellner, Rachel Ellner, Marcus Ellner
9142c1     Abbott Manor Apartments                          N/A                        N/A
9142c2     Oasis Apartments                                 N/A                        N/A
9142d      Champion Apartments                              $1,350,000.00              David Ellner, Rachel Ellner, Marcus Ellner
9142e      2019 Jackson Street                              $1,290,000.00              David Ellner, Rachel Ellner, Marcus Ellner
9142f      2700 Johnson Street                              $920,000.00                David Ellner, Rachel Ellner, Marcus Ellner
                                                            ------------------
                                                            $14,415,000.00   1.21%

JOGANI PORTFOLIO
9319       Jogani Multifamily Portfolio
                - Park View Apartments                      $5,450,000.00              H.K. Realty, Inc., Haresh Jogani
9318       Jogani Multifamily Portfolio
                - Park Pointe Apartments                    $4,800,000.00              J.K. Properties, Inc., Haresh Jogani
9320       Jogani Multifamily Portfolio
                - Shadow Springs Apartments                 $3,500,000.00              H.K. Realty, Inc., Haresh Jogani
                                                            ------------------
                                                            $13,750,000.00   1.16%

VENICE ART BLOCK/SOUTH JEFFERSON
8546       Venice Art Block                                 $4,995,844.60              David E. Altemus, Janice Altemus
9220       South Jefferson Industrial                       $4,995,255.81              David E. Altemus, Janice Altemus
                                                            ------------------
                                                            $9,991,100.41    0.84%

CIVIC TOWER/MAPLEWOOD
9304       Civic Towers                                     $7,475,000.00              The Related Companies, Inc.

                                                                             % OF
LOAN                                                                         CURRENT
NUMBER     LOAN NAME                                        CURRENT BALANCE  BALANCE   SPONSOR
-----------------------------------------------------------------------------------------------------------------------------------
9379       Maplewood Apartments                             $2,318,000.00              The Related Companies, Inc.
                                                            ------------------
                                                            $9,793,000.00    0.82%

RITE AIDS
9999b      Rite Aid - Lafayette                             $1,590,584.35              Benderson Development Company, Inc.,
                                                                                       Benderson 85-1 Trust
9999c      Rite Aid - Rosamond                              $4,343,200.75              Benderson Development Company, Inc.,
                                                            ------------------         Benderson 85-1 Trust
                                                            $5,933,785.10    0.50%

MAINE MULTIFAMILY PORTFOLIO
9229a      Maine Multifamily Portfolio
                - Washington House Apartments               $2,198,000.00              Steven Klebanoff, Mary W. Nelson
9229b      Maine Multifamily Portfolio
                - Sherwood Forest Apartments                $983,000.00                Steven Klebanoff, Mary W. Nelson
9229c      Maine Multifamily Portfolio
                - Meadowbrook Apartments                    $809,000.00                Steven Klebanoff, Mary W. Nelson
9229d      Maine Multifamily Portfolio
                - Lisbon Village Apartments                 $676,000.00                Steven Klebanoff, Mary W. Nelson
9229e      Maine Multifamily Portfolio
                - Island Apartments                         $634,000.00                Steven Klebanoff, Mary W. Nelson
                                                            ------------------
                                                            $5,300,000.00    0.45%

ECKARD TAMPA/HIGHPOINT
9273       Eckerd Tampa                                     $2,629,000.00              David R. Grieve
9274       Eckerd Highpoint                                 $2,075,000.00              David R. Grieve
                                                            ------------------
                                                            $4,704,000.00    0.40%

                                   EXHIBIT C-1

                    OPINION OF CADWALADER, WICKERSHAM & TAFT

                  [LETTERHEAD OF CADWALADER, WICKERSHAM & TAFT]

                                        December 27, 2002

Addressees listed on Schedule A

Re:      Re:  LB-UBS Commercial Mortgage Trust 2002-C7,
         Commercial Mortgage Pass-Through Certificates, Series 2002-C7

Ladies and Gentlemen:

                  We are rendering this opinion pursuant to Section 9(k) of the Mortgage Loan Purchase Agreement dated as of December 18, 2002 (the "MLPA"), among UBS Warburg Real Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as purchaser ("SASC").

                  We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $664,532,137 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement dated as of December 18, 2002 (the "Indemnification Agreement"), by and among the Seller, UBS (USA) Inc. ("UBS(USA)," and together with the Seller and UBSPF, the "UBS Entities"), SASC and the Underwriters (as defined below); (iii) the execution by the Seller of the UBS Supplementary Indemnification Agreement dated as of December 18, 2002 (together with the Indemnification Agreement, the "Indemnification Agreements"), by and among the Seller, UBS(USA), UBS Warburg LLC ("UBSW"), Lehman Brothers Inc. ("Lehman"), Lehman Brothers Bank FSB, Lehman Brothers Holdings Inc. and SASC; and (iv) the acknowledgement by the Seller of certain sections of the Underwriting Agreement dated as of December 18, 2002 (the "Underwriting Agreement"), by and among SASC, Lehman and UBSW (the "Underwriters") and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc.

                  We have also acted as special counsel to UBS(USA) in connection with the execution by UBS(USA) of the Indemnification Agreements and to UBSPF in connection with the execution by UBSPF of the MLPA.

                  The MLPA, the Indemnification Agreements and Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

                  In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the factual matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities and others in connection with the preparation and delivery of this letter. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

                  We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities, that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

                  We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and federal laws (without regard to conflicts of laws principles) of the United States of America.

                  Based upon and subject to the foregoing, we are of the opinion that:

                    1. The MLPA and the Underwriting Agreement each constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (b) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law and considerations of public policy.

                    2. None of the sale of the UBS Mortgage Loans, the consummation by the Seller or UBSPF, as applicable, of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance of the terms of the Agreements to which it is a party by the Seller or UBSPF, as applicable, will conflict with, or result in the violation of, any New York State or federal law that is applicable to the Seller or UBSPF, as applicable.

                    3. The execution, delivery and performance of the terms of the Indemnification Agreements by UBS(USA) will not conflict with, or result in the violation of, any New York State or federal law that is applicable to UBS(USA).

                    4. The execution, delivery and performance by (a) the Seller of the Agreements, (b) UBSPF of the MLPA, and
                         (c) UBS(USA) of the Indemnification Agreements, and the consummation by the Seller, UBSPF and UBS(USA), as applicable, of the transactions contemplated under the Agreements, the MLPA and the Indemnification Agreements, respectively, do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by
                         (a) the Agreements, to be obtained on the part of the Seller, (b) the MLPA, to be obtained by UBSPF and (c) the Indemnification Agreements to be obtained by UBS(USA), except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

                  We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                        Very truly yours,

                                   SCHEDULE A

Structured Asset Securities Corporation II      Standard and Poor's Ratings Services, a
745 Seventh Avenue                              division of The McGraw-Hill Companies, Inc.
New York, New York  10019                       55 Water Street, 10th Floor
                                                New York, New York  10004

Lehman Brothers Inc.                            LaSalle Bank National Association
745 Seventh Avenue                              135 South LaSalle Street, Suite 1625
New York, New York  10019                       Chicago, Illinois  60603

UBS Warburg LLC                                 Fitch, Inc.
1285 Avenue of the Americas                     One State Street Plaza
New York, New York  10019                       New York, New York  10004

                                   EXHIBIT C-2

    OPINIONS OF IN-HOUSE COUNSEL TO THE SELLER, THE ADDITIONAL PARTY AND THE
                                 CO-INDEMNITOR

                 [FORM OF OPINION OF IN-HOUSE COUNSEL TO SELLER]

                                December 27, 2002

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

Re:  LB-UBS Commercial Mortgage Trust 2002-C7, Commercial
     Mortgage Pass-Through Certificates, Series 2002-C7

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Warburg Real Estate Investments Inc., a Delaware corporation ("UBSREI"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBSREI and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement dated as of December 18, 2002 (the "Sale Agreement"), by and among UBSREI, UBS Principal Finance LLC and SASC, (ii) the execution by UBSREI of the Underwriting Agreement dated as of December 18, 2002, (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by UBSREI, (iii) the execution by UBSREI of the UBS Indemnification Agreement dated as of December 18, 2002, by and among UBSREI, SASC, UBS (USA) Inc. ("UBS(USA)") and the Underwriters (the "Indemnification Agreement") and
(iv) the execution by UBSREI of the UBS Supplementary Indemnification Agreement dated as of December [__], 2002 by and among UBSREI, SASC, UBS(USA), UBSW, Lehman, Lehman Brothers Bank FSB and Lehman Brothers Holdings Inc. (the "Supplementary Indemnification Agreement", and, together with the Sale Agreement, the Underwriting Agreement and the Indemnification Agreement, the "Agreements"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the articles of incorporation, by-laws and incumbency resolution adopted by the directors of UBSREI and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                  A. All signatures of parties, other than UBSREI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSREI, is duly authorized to do so.

                  B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                  C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                  D. All other parties to documents, other than UBSREI, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                  1. Each of the Agreements has been duly authorized, executed and delivered by UBSREI.

                  2. UBSREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreements.

                  3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSREI and known to me as being applicable to UBSREI.

                  4. There is no action, suit or proceeding against, or investigation of, UBSREI pending or, to my knowledge, threatened against UBSREI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements,
(b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or (c) would materially and adversely affect (i) the performance by UBSREI of its obligations under, or the validity or enforceability of, the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

                  5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSREI or the transactions contemplated by the Agreements, is required on the part of UBSREI for the execution, delivery or performance by UBSREI of the Agreements, except those which have been obtained and are in full force and effect.

                  6. The execution, delivery and performance by UBSREI of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of any term or provision of the organizational documents of UBSREI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSREI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSREI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be reasonably likely to impair materially the ability of UBSREI to perform under the terms of the Agreements.

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                  1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporation law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                  2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                  3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                   Sincerely,


                                   Greg Walker
                                   Executive Director

                                   SCHEDULE A

UBS Warburg LLC                                    Standard and Poor's Ratings Services, a Division
1285 Avenue of the Americas                          of The McGraw-Hill Companies, Inc.
New York, New York 10019                           55 Water Street, 10th Floor
                                                   New York, New York 10004

Lehman Brothers Inc.                               Fitch, Inc.
745 Seventh Avenue                                 One State Street Plaza
New York, New York 10019                           New York, New York 10004

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

          [FORM OF OPINION OF IN-HOUSE COUNSEL TO THE ADDITIONAL PARTY]

                                  December 27, 2002

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

     Re:  LB-UBS Commercial Mortgage Trust 2002-C7, Commercial
          Mortgage Pass-Through Certificates, Series 2002-C7

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Principal Finance LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Warburg Real Estate Investments Inc. and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement dated as of December 18, 2002 (the "Agreement"), by and among SASC, as purchaser, UBS Warburg Real Estate Investments Inc., as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                  A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSPF, is duly authorized to do so.

                  B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                  C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                  D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the Agreement and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                  1. The Agreement has been duly authorized, executed and delivered by UBSPF.

                  2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

                  3. The execution, delivery and performance of the terms of the Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

                  4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement,
(b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c) would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

                  5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the Agreement, except those which have been obtained and are in full force and effect.

                  6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the

Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                  1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                  2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                  3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                   Sincerely,


                                   Greg Walker
                                   Executive Director

                                   SCHEDULE A

UBS Warburg LLC                                             Standard and Poor's Ratings Services, a Division
1285 Avenue of the Americas                                   of The McGraw-Hill Companies, Inc.
New York, New York 10019                                    55 Water Street, 10th Floor
                                                            New York, New York 10004

Lehman Brothers Inc.                                        Fitch, Inc.
745 Seventh Avenue                                          One State Street Plaza
New York, New York 10019                                    New York, New York  10004

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

             [FORM OF OPINION OF IN-HOUSE COUNSEL TO CO-INDEMNITOR]

                                       December 27, 2002

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

     RE: LB-UBS Commercial Mortgage Trust 2002-C7, Commercial Mortgage Pass-Through Certificates, Series 2002-C7

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS (USA) Inc., a Delaware corporation ("UBS(USA)"), is a wholly owned subsidiary of UBS AG, and I have acted as counsel to UBS(USA) with respect to certain matters in connection with (i) the UBS Indemnification Agreement dated as of December 18, 2002 (the "Indemnification Agreement") by and among UBS Warburg Real Estate Investments Inc. ("UBSREI"), UBS(USA), Structured Asset Securities Corporation II ("Depositor"), Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters") and (ii) the UBS Supplementary Indemnification Agreement dated as of December 18, 2002 (together with the Indemnification Agreement, the "Indemnification Agreements"), by and among UBS(USA), UBSREI, UBSW, Lehman, Lehman Brothers Bank FSB, Lehman Brothers Holdings Inc. and Depositor. Capitalized terms not defined herein have the meaning assigned to them in the Indemnification Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of incorporation and by-laws adopted by the board of directors of UBS(USA) and the Indemnification Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                  A. All signatures of parties, other than UBS(USA), on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBS(USA), is duly authorized to do so.

                  B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                  C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                  D. All other parties to documents, other than UBS(USA), have the requisite power and authority to consummate the transactions contemplated by the Indemnification Agreements and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                  1. The Indemnification Agreements have been duly authorized, executed and delivered by UBS(USA).

                  2. UBS(USA) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Indemnification Agreements.

                  3. The execution, delivery and performance of the terms of the Indemnification Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBS(USA) and known to me as being applicable to UBS(USA).

                  4. There is no action, suit or proceeding against, or investigation of, UBS(USA) pending or, to my knowledge, threatened against UBS(USA) before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Indemnification Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Indemnification Agreements or (c) would materially and adversely affect the performance by UBS(USA) of its obligations under, or the validity or enforceability of, the Indemnification Agreements.

                  5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBS(USA) or the transactions contemplated by the Indemnification Agreements, is required on the part of UBS(USA) for the execution, delivery or performance by UBS(USA) of the Indemnification Agreements, except those which have been obtained and are in full force and effect.

                  6. The execution, delivery and performance by UBS(USA) of, and the consummation of the transactions contemplated by, the Indemnification Agreements do not and will not result in the breach of any term or provision of the certificate of incorporation or by-laws of UBS(USA) or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge to which UBS(USA) is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBS(USA) pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Indemnification Agreements or be reasonably likely to impair materially the ability of UBS(USA) to perform under the terms of the Indemnification Agreements.

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                  1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporate law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                  2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                  3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Indemnification Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                     Sincerely,


                                     Greg Walker
                                     Executive Director

                                   SCHEDULE A

UBS Warburg LLC                                             Standard and Poor's Ratings Services, a Division
1285 Avenue of the Americas                                   of The McGraw-Hill Companies, Inc.
New York, New York  10019                                   55 Water Street, 10th Floor
                                                            New York, New York  10004

Lehman Brothers Inc.                                        Fitch, Inc.
745 Seventh Avenue                                          One State Street Plaza
New York, New York  10019                                   New York, New York  10004

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019